UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2016 (January 31, 2016)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On January 31, 2016, Pacific Premier Bancorp, Inc. (the “Company”) completed its acquisition of Security California Bancorp (OTCQB: SCAF), a California corporation (“SCAF”) and the parent company of Security Bank of California, a Riverside, California based state-chartered bank. Concurrent with the effectiveness of the acquisition, Mr. Ayad A. Fargo and Mr. Zareh H. Sarrafian joined as members of the boards of directors of the Company and the Company’s subsidiary, Pacific Premier Bank (the “Bank”). Neither Mr. Fargo nor Mr. Sarrafian have any special arrangements nor any related transactions with the Company or the Bank and both qualify as an “independent director” in accordance with the rules of the Nasdaq Stock Market.

Mr. Fargo, 55, has served as the President of Biscomerica Corporation, a food manufacturing company based in Rialto, California, since 1984. Prior to joining the Company’s and the Bank’s boards of directors, Mr. Fargo served as a director of Security California Bancorp and Security Bank of California since 2005. Mr. Fargo received his B.S. from Walla Walla University.

Mr. Sarrafian, 52, has served as the Chief Executive Officer of Riverside County Regional Medical Center in Riverside, California since 2014. Prior to that, Mr. Sarrafian served as Chief Administrative Officer at Loma Linda Medical Center in Loma Linda, California since 1998. Prior to joining the Company’s and the Bank’s boards of directors, Mr. Sarrafian served as a director of Security California Bancorp and Security Bank of California since 2005. Mr. Sarrafian received his B.S. from California State Polytechnic University, Pomona, and his M.B.A. from California State University, San Bernardino.

In connection with the appointment of Messrs. Fargo and Sarrafian, the Company’s and the Bank’s boards of directors were expanded to ten (10) members. Messrs. Fargo and Sarrafian will be eligible to receive compensation for their services as a director consistent with that provided to the Company’s and the Bank’s other non-employee directors, as previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2015.

ITEM 7.01.    REGULATION FD DISCLOSURE.

On February 1, 2016, the Company issued a press release announcing that it has completed the acquisition of SCAF. The acquisition was completed effective as of January 31, 2016.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release dated February 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	February 1, 2016	By:	/s/ STEVE GARDNER
Steve Gardner
President and Chief Executive Officer